Exhibit 10.28.16

        [*****] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 80 under the Freedom of Information Act.

AMENDMENT NO. 13 AND WAIVER TO AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 13 AND WAIVER, dated as of March 17, 2004 (this "Amendment") to the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC. (formerly known as Salomon Smith Barney Inc.), as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to amend and/or waive certain provisions of the DIP Credit Agreement as set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.    Definitions; References.    Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2.    Definition of EBITDA.    The definition of "EBITDA" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i)(D) thereof and replacing it with a comma and (b) adding the word "and" and the following new clause (i)(F) at the end of clause (i)(E) thereof:

          "(F) an amount equal to the sum of the (1) aggregate reserves or impairment charges recorded and (2) losses incurred, in each case, from time to time by any Loan Party in connection with the consummation of the TelCove Global Settlement Transaction and the transactions contemplated by the TelCove Master Settlement Agreement, including, without limitation, any reserves or impairment charges recorded or losses incurred by any Loan Party from time to time that result from any payment, asset transfer or other disposition contemplated by, or the cancellation or forgiveness of any indebtedness or other amounts owing from the TelCove Entities to any such Loan Party pursuant to the terms of, the TelCove Global Settlement Agreement or the TelCove Master Settlement Agreement, as the case may be,"

        Section 3.    Definition of EBITDAR.    The definition of "EBITDAR" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i)(G) thereof and replacing it with a comma and (b) adding the word "and" and the following new clause (i)(I) at the end of clause (i)(H) thereof:

          "(I) an amount equal to the sum of the (1) aggregate reserves or impairment charges recorded and (2) losses incurred, in each case, from time to time by any Loan Party in connection with the consummation of the TelCove Global Settlement Transaction and the transactions contemplated by the TelCove Master Settlement Agreement, including, without limitation, any reserves or impairment charges recorded or losses incurred by any Loan Party from time to time that result from any payment, asset transfer or other disposition contemplated by, or the cancellation or forgiveness of any indebtedness or other amounts owing from the TelCove Entities to any such Loan Party pursuant to the terms of, the TelCove Global Settlement Agreement or the TelCove Master Settlement Agreement, as the case may be,"

        Section 4.    New Definitions.    The following new definitions are inserted in alphabetical order in Section 1.01 of the DIP Credit Agreement:

          "TelCove" shall mean Adelphia Business Solutions Inc., a Delaware corporation, d/b/a TelCove.

          "TelCove Entities" shall mean TelCove and its affiliates.

          "TelCove Global Settlement Agreement" shall mean the Global Settlement Agreement, dated as of February 21, 2004, by and between the Parent and TelCove.

          "TelCove Global Settlement Transaction" shall mean the transactions contemplated by the TelCove Global Settlement Agreement, including any transactions contemplated by any annex, schedule or exhibit thereto.

          "TelCove Master Settlement Agreement" shall mean the Master Reciprocal Settlement Agreement, dated as of December 3, 2003, as amended by an amendment substantially in the form attached as Annex VI to the TelCove Global Settlement Agreement, by and between the Parent and TelCove.

          "Travelers" shall mean Travelers Casualty and Surety Company of America or any affiliate or successor or assign thereof.

          "Travelers Bond" shall mean, on any date, any surety bond outstanding on such date, whether issued in connection with the cancellation of, or in substitution for, a Hanover Bond or otherwise, which has been issued by Travelers pursuant to the Travelers Indemnity Agreement, including any "prior bonds" (as defined in the Travelers Indemnity Agreement) that are governed by the Travelers Indemnity Agreement and represent, in the aggregate, not more than $3.8 million in principal amount.

          "Travelers Indemnity Agreement" shall mean the General Contract of Indemnity to be entered into among the Parent, certain subsidiaries of the Parent and Travelers, as the same may be amended from time to time; provided, that no amendment or waiver thereof shall be effective for purposes of the Loan Documents unless consented to by the Required DIP Lenders.

        Section 5.    Amendment to Certain Definitions in Connection with the Travelers Indemnity Agreement.

        (a)   Definition of Specified Inter-Group Reimbursement Obligation. The definition of Specified Inter-Group Reimbursement Obligation contained in Section 1.01 of the DIP Credit Agreement is hereby deleted and replaced in its entirety with the following:

          "Specified Inter-Group Reimbursement Obligation" shall mean, with respect to each Borrower, on any date, all obligations of such Borrower (an "Advancing Borrower") to reimburse each Fronting Bank for amounts paid by it in respect of drawings under Surety Letters of Credit issued in support of Hanover Bonds or Travelers Bonds, as the case may be, issued for the account of such Borrower, to the extent the proceeds of such drawings are used to indemnify (A) Hanover for Losses (as defined in the Hanover Surety Credit Agreement) arising after the Petition Date against any Hanover Bond in accordance with Sections 7(e), 7(f), and 7(g) of the Hanover Surety Credit Agreement and the applicable provisions provided for in Exhibit A thereto or (B) Travelers for Losses (as defined in the Travelers Indemnity Agreement) arising after the Petition Date against any Travelers Bond in accordance with Section 2 of the Travelers Indemnity Agreement, so long as, in each such case, any such Losses arise against any Hanover Bond or any Travelers Bond, as the case may be, issued for the account of any Loan Party (a "Receiving Loan Party") which does not belong to such Borrower's Borrower Group. Any Specified Inter-Group Reimbursement Obligation shall constitute an Intercompany Advance made by the relevant Advancing Borrower to the relevant Receiving Loan Party. Further, an Intercompany Advance shall be deemed to be created to reflect the proper allocation, in accordance with the Cash Management Protocol, among the Borrower Groups in connection with any cash used by a Loan Party to collateralize Hanover Bonds or Travelers Bonds, as the case may be (the "Advancing Loan Party"), to the extent such collateral is used to indemnify Hanover or Travelers for Losses arising against any Hanover Bond or Travelers Bond, as the case may be, issued for the account of any Loan Party which does not belong to the same Borrower Group as the Advancing Loan Party."

        (b)   Definition of Surety Basket Amount. The definition of Surety Basket Amount contained in Section 1.01 of the DIP Credit Agreement is hereby deleted and replaced in its entirety with the following:

          ""Surety Basket Amount" shall mean $125,000,000; provided, that such amount shall be reduced on a dollar-for-dollar basis as and when letters of credit or other collateral securing issued and outstanding Hanover Bonds are returned or otherwise released by Hanover to the relevant Borrower or Loan Party, it being agreed that in no event, including after the return or release by Hanover of any letters of credit or other collateral as contemplated hereby, shall the Surety Basket Amount be less than $90,000,000."

        Section 6.    Amendment to Section 2.04(d) of the DIP Credit Agreement.    Section 2.04(d) of the DIP Credit Agreement is hereby amended by deleting the proviso and the last sentence of such Section and replacing the proviso and the last sentence of such Section in their entirety with the following:

          "; provided that, nothing in this sentence shall be construed to prohibit any Borrower from obtaining any Surety Letter of Credit to support any Hanover Bond or any Travelers Bond, subject to the conditions herein set forth (including, without limitation, the provisions of Sections 2.04(a)(v) and 2.04(b)(v), Section 2.28 and Article 4). Notwithstanding the proviso in the preceding sentence, the account party for any Surety Letter of Credit issued to support a Hanover Bond or a Travelers Bond shall only be the Borrower for whose account such Hanover Bond or Travelers Bond has been issued (but without hereby limiting the provisions of Section 2.30), and no Borrower or other Loan Party in any Borrower Group other than the Borrower Group of which such account party is a member and the Joint and Several Borrower Group shall be liable for Reimbursement Obligations under such Surety Letter of Credit."

        Section 7.    Amendment to Section 2.06 of the DIP Credit Agreement.    Section 2.06 of the DIP Credit Agreement is hereby amended by deleting clause (v) of such Section and replacing it in its entirety with the following:

          "(v) the existence of any dispute under the Hanover Surety Agreement or the Travelers Indemnity Agreement, including without limitation, any dispute as to whether Hanover or Travelers, as the case may be, was entitled to draw on any Surety Letter of Credit;"

        Section 8.    Amendment to Number of LIBOR Contracts.    Section 2.07(a) of the DIP Credit Agreement is hereby amended by deleting the last sentence of such Section and replacing it in its entirety with the following:

          "Subject to the other provisions of this Section and the provisions of Section 2.13, Borrowings of Loans of more than one Type may be incurred at the same time, provided, that no more than twenty-five (25) Borrowings of Eurodollar Loans may be outstanding at any time."

        Section 9.    Amendment to Section 5.01(a) of the DIP Credit Agreement.    Section 5.01(a) of the DIP Credit Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

          "(a)(x) within 90 days after the end of each fiscal year ended on or after the 135th Day (but, in the case of the 2002 and 2003 fiscal years, no later than June 15, 2004), (A) the Parent's consolidated balance sheet and related statement of income and cash flows showing the financial condition of the Parent Group on a consolidated basis, as of the close of such fiscal year, and the results of operations of the Parent Group during such fiscal year, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases), and, solely if such consolidated audited financial statements of the Parent are being delivered on or after the SEC Reporting Date, such consolidated financial statements shall be certified on behalf of the Parent by a Financial Officer of the Parent to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied, and (B) a consolidating schedule which shall contain balance sheets and related statements of income and cash flows showing the financial condition of (1) each Borrower Group (other than the Seven A Borrower Group, the Seven B Borrower Group and the Seven C Borrower Group), separately, on a consolidated basis, as of the close of the relevant fiscal year, and the results of operations of each such Borrower Group during such fiscal year and (2) the Seven A Borrower Group, the Seven B Borrower Group and the Seven C Borrower Group on a consolidated basis, as of the close of the relevant fiscal year, and the consolidated results of operations of such Borrower Groups during such fiscal year and, in the case of this clause (a)(x)(B), solely if such consolidating schedule is being delivered on or after the SEC Reporting Date, such consolidating schedule shall be certified on behalf of the relevant Borrower Group or Borrower Groups, as the case may be, by a Financial Officer of the Borrower in such Borrower Group or Borrower Groups, as the case may be, to the effect that such consolidating schedule fairly presents the financial condition and results of operations of the relevant Borrower Group or Borrower Groups, as the case may be, on a consolidated basis in accordance with GAAP consistently applied, and (y) as soon as available, the restated consolidated balance sheet and related statement of income and cash flows of the Parent Group for the fiscal years ended 1999, 2000 and 2001, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases) and to be certified by a Financial Officer of the Parent to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied (except for any changes necessitated by such restatement and as to which such independent public accountants shall have concurred) (any statements delivered pursuant to this clause (y), the "Restated Statements");"

        Section 10.    Waiver of Indebtedness in Section 6.03 of the DIP Credit Agreement.    Each DIP Lender hereby waives any Default or Event of Default arising under Section 6.03 of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the incurrence of any Indebtedness by any Loan Party by virtue of such Loan Party's agreement to purchase from the TelCove Entities certain minimum quantities of products or services, or to pay certain pre-set penalties or liquidated damages in lieu thereof, in each case, pursuant to the terms of the TelCove Global Settlement Agreement.

        Section 11.    Waiver of Asset Sale Basket in Section 6.11(iv) of the DIP Credit Agreement.    Each DIP Lender hereby waives any Default or Event of Default arising under Section 6.11(iv) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the sale, transfer or other disposition of any assets or other property by any Loan Party, including, without limitation, the cancellation or forgiveness by any Loan Party of any indebtedness or other amounts owing to such Loan Party from the TelCove Entities, in each case, in connection with the TelCove Global Settlement Transaction. The DIP Lenders hereby acknowledge and agree that prior to the execution and delivery of this Amendment, they have received complete and accurate copies of the TelCove Global Settlement Agreement, including all Annexes thereto, which are completed and available as of the date hereof. Notwithstanding the foregoing, the waiver set forth in this Section 11 shall only be effective to the extent that (A) the TelCove Global Settlement Transaction is consummated substantially on the terms set forth in the term sheet dated March 4, 2004 relating to the TelCove Global Settlement Transaction, a copy of which has previously been provided to the Co-Lead Arrangers and (B) the Loan Parties receive an order of the Bankruptcy Court that is reasonably satisfactory to the Co-Lead Arrangers approving the terms of the TelCove Global Settlement Agreement, including without limitation, the asset and property transfers and dispositions contemplated thereby, it being expressly understood and agreed that to the extent the Bankruptcy Court does not issue an order approving the terms of the TelCove Global Settlement Agreement, the waiver set forth in this Section 11 with respect to the asset and property transfers and dispositions to be made pursuant to the terms thereof shall be null and void and of no further force or effect. In furtherance of the foregoing, each DIP Lender hereby acknowledges and agrees that the fair market value of any assets or other property sold, transferred or otherwise disposed of as contemplated by the foregoing provisions of this Section 11, including, without limitation, any indebtedness or other amounts owing to any Loan Party from the TelCove Entities that is cancelled or forgiven by any Loan Party pursuant to the terms of the TelCove Global Settlement Agreement, shall not count against or otherwise reduce the aggregate dollar amount of asset sales or other dispositions that the Loan Parties are permitted to consummate under Section 6.11(iv) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders.

        Section 12.    Waiver of Certain Pre-Petition Payments in Section 7.01(l) of the DIP Credit Agreement.    Each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(l) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of any Pre-Petition Payment made by any Loan Party to (A) [*****] and/or any affiliate(s) thereof (collectively, "[*****]") pursuant to the terms of that certain Settlement Agreement, dated as of December 8, 2003 (the "[*****]"), it being understood and agreed that the aggregate Pre-Petition Payment to be made to [*****] pursuant to the terms of the [*****] shall be equal to $[*****], or (B) [*****] and/or any affiliate(s) thereof (collectively, "[*****]") pursuant to the terms of that certain letter agreement, dated February 24, 2004 (the "[*****]"), including the payment of any intercompany obligations that are owed to any other Loan Party and have been incurred prior to the Petition Date, so long as the proceeds of any such payment are applied to make such payments to [*****]; it being understood and agreed that (1) the aggregate Pre-Petition Payment to be made to [*****] pursuant to the terms of the [*****] shall be equal to $[*****] and (2) the effectiveness of the waiver with respect to the Pre-Petition Payment to be made by the Loan Parties to [*****] pursuant to the terms of the [*****] shall be conditioned upon the receipt by the Loan Parties of an order of the Bankruptcy Court that is reasonably satisfactory to the Co-Lead Arrangers approving the terms of the [*****], including without limitation, the Pre-Petition Payment to be made pursuant to the terms thereof, it being expressly understood and agreed that to the extent the Bankruptcy Court does not issue an order approving the terms of the [*****], the waiver set forth in this clause (B) with respect to the Pre-Petition Payment to be made pursuant to the terms thereof shall be null and void and of no further force or effect. The DIP Lenders hereby acknowledge and agree that prior to the execution and delivery of this Amendment, complete and accurate copies of the (A) [*****] and the order of the Bankruptcy Court approving, among other things, the Pre-Petition Payment to [*****] to be made pursuant to the terms thereof, and (B) the [*****] have been provided to the Co-Lead Arrangers.

        Section 13.    Waivers with respect to Travelers Transaction.    Each DIP Lender hereby agrees to waive any Default or Event of Default arising under Section 7.01(l) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises as a result of any Loan Party making any Pre-Petition Payment, so long as (i) any such Pre-Petition Payment shall be made with respect to any Travelers Bond (as defined in the DIP Credit Agreement as amended hereby), and (ii) the Bankruptcy Court shall have approved any such Pre-Petition Payment pursuant to an order authorizing the transactions contemplated by the Travelers Indemnity Agreement, it being agreed that the effectiveness of the waivers set forth in this Section shall be conditioned upon the delivery by the Loan Parties to the Co-Lead Arrangers of an executed copy of the Travelers Indemnity Agreement that is reasonably satisfactory to the Co-Lead Arrangers.

        Section 14.    Certain Waivers with respect to Seven A Borrower Group Transaction.

        (a)   Each DIP Lender hereby waives any Default or Event of Default arising under Section 2.14, Section 5.08(a), Section 6.03, Section 6.09, Section 6.10(a), Section 6.10(b), Section 6.10(c), Section 6.10(d), Section 6.13, Section 7.01(b), Section 7.01(c) or Section 7.01(d) of the DIP Credit Agreement, whether any such Default or Event of Default relates to a Loan Party in the Seven A Borrower Group or any other Loan Party under the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the Specified Funding Transaction. For purposes hereof, the term "Specified Funding Transaction" shall mean all or any portion of that certain transaction pursuant to which (i) each Borrower listed on Schedule I hereto (such Borrowers being hereinafter collectively referred to as the "Participating Borrowers") shall borrow under the DIP Credit Agreement in accordance with the terms thereof the amount set forth opposite such Participating Borrower's name on Schedule I hereto (with all such borrowings to aggregate $100,000,000), (ii) the Participating Borrowers, upon receipt of the proceeds from the Borrowings contemplated by clause (i) above, shall loan all such proceeds to the Parent (the "Participating Borrower Loan"), it being agreed that (A) from and after the effective date of the Participating Borrower Loan through but excluding the date that the Participating Borrower Loan is repaid by the Parent in full, the Participating Borrower Loan shall bear interest at the rate equal to the blended rate of interest applicable to the amounts borrowed under the DIP Credit Agreement by the Participating Borrowers in connection with the making of the Participating Borrower Loan and (B) notwithstanding any terms of the DIP Credit Agreement to the contrary, including without limitation Section 6.10(d) and Section 6.13 thereof, the aggregate principal amount of the Participating Borrower Loan, together with all accrued and unpaid interest thereon, shall not be repaid by the Parent until the effective date of the Parent's plan of reorganization under chapter 11 of the Bankruptcy Code, (iii) the Parent, upon receipt of the proceeds from the Participating Borrower Loan, may make capital contributions of some or all such proceeds to ACC Investment Holdings, Inc., the borrower in the Seven A Borrower Group, it being agreed that notwithstanding any terms of the DIP Credit Agreement to the contrary, including without limitation Section 2.14 thereof (and any related definitions referenced therein), the receipt of such proceeds by ACC Investment Holdings, Inc. shall not constitute a Reduction Event for purposes of the DIP Credit Agreement, including Section 2.14 thereof, and, accordingly, neither ACC Investment Holdings, Inc. nor any other Loan Party in the Seven A Borrower Group shall be required to apply any such proceeds to repay any Indebtedness outstanding under the DIP Credit Agreement and (iv) the Parent may use the proceeds of the Participating Borrower Loan and, after receipt of any such capital contributions from the Parent, ACC Investment Holdings, Inc. may use such proceeds, for any lawful corporate purpose, including without limitation, to fund any and all amounts that may become due and payable from time to time under the terms of the TelCove Global Settlement Agreement or the TelCove Master Settlement Agreement, including without limitation, to make the one-time $60,000,000 payment to the TelCove Entities contemplated by the TelCove Global Settlement Agreement, and to make capital expenditures for shared services. In furtherance of the foregoing, each DIP Lender hereby acknowledges and agrees that neither the amount of the Participating Borrower Loan to be made by the Participating Borrowers nor the amount of any such capital contributions to be made by the Parent to ACC Investment Holdings, Inc., in each case as contemplated hereby, shall count against or otherwise reduce the aggregate amount of Investments that the Loan Parties are permitted to make under the terms of Section 6.10(a) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders.

        (b)   Notwithstanding the foregoing, the waivers set forth in Section 14(a) above shall be conditioned upon and shall not become effective until the Loan Parties shall have received an order of the Bankruptcy Court modifying the terms of the Cash Management Protocol and, if required, the Cash Management Order, to permit the consummation of the Specified Funding Transaction on the terms herein provided, it being expressly understood and agreed that to the extent the Bankruptcy Court does not issue such order the waivers set forth in Section 14(a) above shall be null and void and of no further force or effect.

        Section 15. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 16.    Counterparts; Effectiveness.    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the immediately following proviso and the immediately following sentence hereof, this Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders; provided, that the waivers contemplated by Sections 11, 12(B) and 14 hereof shall not become effective until the Administrative Agent shall have received certified copies of the order of the Bankruptcy Court specified in such Sections; and provided, further, that the waivers contemplated by Section 13 hereof and the amendments set forth in Sections 5, 6 and 7 hereof shall not become effective until the Loan Parties shall have delivered to the Co-Lead Arrangers a copy of the Travelers Indemnity Agreement that is reasonably satisfactory to the Co-Lead Arrangers. This Amendment shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/ WILLIAM A. AUSTIN Name: William A. Austin Title: VP

CITICORP USA, INC.
By:	/s/ MICHAEL M. SCHADT
	Name:	Michael M. Schadt
	Title:	Vice President Asset Based Finance (212) 816-2432

WACHOVIA BANK, N.A.
By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director

THE BANK OF NOVA SCOTIA
By:	/s/ CHRISTOPHER USAS Name: Christopher Usas Title: Director

FLEET NATIONAL BANK
By:	Name: Title:

BANK OF AMERICA, N.A.
By:	/s/ WILLIAM E. LIVINGSTONE, IV Name: William E. Livingstone, IV Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ CHRISTOPHER COX Name: Christopher Cox Title: Duly Authorized Signatory

THE TRAVELERS INSURANCE COMPANY
By:	Name: Title:

BANK OF MONTREAL
By:	Name: Title:

CALPERS
By:	Name: Title:

CREDIT LYONNAIS NEW YORK
By:	Name: Title:

THE FOOTHILL GROUP, INC.
By:	/s/ SEAN DIXON Name: Sean Dixon Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.
By:	Name: Title:

SUMITOMO MITSUI BANKING CORPORATION
By:	Name: Title:

BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ JANE P. JACOBS Name: Jane P. Jacobs Title: Director
By:	/s/ WILLIAM W. HUNTER Name: William W. Hunter Title: Director

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO IV, LTD.
By: Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

SPCP GROUP LLC
By:	Name: Title:

SUNAMERICA SENIOR FLOATING RATE FUND INC.
By: Stanfield Capital Partners LLC as its subadvisor
By:	Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	Name: Title:

AURM CLO 2002-1 LTD.
By: Stein Roe & Farnham Incorporated, as Investment Manager
By:	Name: Title:

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Attorney in Fact
By:	Name: Title:

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor
By:	Name: Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser
By:	Name: Title:

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Collateral Manager
By:	Name: Title:
By:	Name: Title:

C-SQUARED CDO LTD.
By: TCW Advisors, Inc., as its Portfolio Manager
By:	Name: Title:

SRF 2000 LLC
By:	Name: Title:

SRF TRADING, INC.
By:	Name: Title:

CARLYLE HIGH YIELD PARTNERS IV, LTD.
By:	Name: Title:

FLAGSHIP CLO II
By:	Name: Title:

AIG SUNAMERICA LIFE ASSURANCE COMPANY
(dba ANCHOR NATIONAL LIFE INSURANCE COMPANY)
By:	Name: Title:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
FLOATING RATE HIGH INCOME FUND (161)
By:	Name: Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	Name: Title:

REGIMENT CAPITAL, LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority
By:	Name: Title:

PRESIDENT & FELLOWS OF HARVARD COLLEGE
By:	Regiment Capital Management, LLC as its Investment Advisor
By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority
By:	Name: Title:

LIBERTYVIEW FUNDS, L.P.
By:	Name: Title:

LONG LANE MASTER TRUST IV
By: Fleet National Bank as Trust Administrator
By:	/s/ MICHAEL J. SULLIVAN Name: Michael J. Sullivan Title: Director

AIMCO CLO, SERIES 2001-A
By:	Name: Title:

ALLSTATE LIFE INSURANCE COMPANY
By:	Name: Title:

PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ LANCE P. BLACK Name: Lance P. Black Title: VP

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director

GLENEAGLES TRADING LLC
By:	Name: Title:

HIGHLAND LOAN FUNDING V LTD
By: Highland Capital Management, L.P. as Collateral Manager
By:	Name: Title:

CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By:	Highland Capital Management, L.P. as Authorized Representatives of the Board
By:	Name: Title:

ING PRIME RATE TRUST
By: ING Investments, LLC as its investment manager
By:	Name: Title:

ING SENIOR INCOME FUND
By: ING Investments, LLC as its investment manager
By:	Name: Title:

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By: Indosuez Capital as Collateral Manager
By:	Name: Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: David L. Babson & Company Inc., as Investment Adviser
By:	Name: Title:

MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
By:	Name: Title:

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
By:	/s/ DAVID DYER Name: David Dyer Title: Director

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager
By:	Name: Title:

GULF STREAM-COMPASS CLO 2002-I LTD
By: Gulf Stream Asset Management, LLC as Collateral Manager
By:	Name: Title:

STANWICH LOAN FUNDING LLC
By:	Name: Title:

RIVIERA FUNDING LLC
By:	Name: Title:

ATRIUM CDO
By:	Name: Title:

CSAM FUNDING II
By:	Name: Title:

TORONTO DOMINION (TEXAS), INC.
By:	/s/ RACHEL SUITER Name: Rachel Suiter Title: Vice President

NOMURA BOND & LOAN FUND
By: UFJ Trust Company of New York as Trustee
By:	Nomura Corporate Research and Asset Management, Inc., Attorney in Fact
By:	Name: Title:

CLYDESDALE CLO 2001-1, LTD
By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager
By:	Name: Title:

IMPERIAL CREDIT ASSET MANAGEMENT
By:	Name: Title:

CITIBANK, N.A.
By:	/s/ MICHAEL M. SCHADT
Name:	Michael M. Schadt
Title:	Vice President Asset Based Finance (212) 816-2432

RESTORATION FUNDING CLO, LTD.
By:	Highland Capital Management, L.P. Collateral Manager
By:	Name: Title:

ACC CABLE COMMUNICATIONS FL-VA, LLC
By: ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC.
ACC HOLDINGS II, LLC
By: ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC.
ACC OPERATIONS, INC.
ACC TELECOMMUNICATIONS HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By: ACC Telecommunications Holdings LLC, its sole member
By: ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By: ACC Telecommunications Holdings LLC, its sole member
By: ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC.
ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC
By: Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its Managing General Partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC
By: Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC
By: Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By: Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC
By: ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By: Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By: Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By: Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By: Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By: Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By: National Cable Acquisition Associates, L.P., its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By: Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By: Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By: Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By: FrontierVision, its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, L.L.C., its general partner
By: ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC
By: ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC
By: ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC
By: ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By: ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.
By: CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC
By: Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.
CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP
By: Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC
By: Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC
By: ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

CP-MDU II LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

E. & E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.
By: TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.
By: FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC
By: FrontierVision Operating Partners, L.P., its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.
By: FrontierVision Partners, L.P., its sole member
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FRONTIER VISION HOLDINGS L.P.
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.
By: FrontierVision Holdings, L.P., its sole member
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.
By: Global Cablevision II, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By: ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC
By: GS Cable, LLC, its sole member
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, LP, a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA'S VINEYARD CABLEVISION, L.P.
By: Century Cable Holdings, LLC, its general partner
By: Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.
By: ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.
By: Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC
By: Parnassos Communications, L.P., its sole member
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

PARNASSOS, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION
By: Olympus Subsidiary, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP
By: West Boca Acquisition Limited Partnership, its general partner
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.
By: SVhh Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC
By: ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By: National Cable Acquisition Associates, L.P., a general partner
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member

UCA LLC
By: ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP.
YUMA CABLEVISION, INC.

By:	/s/ WILLIAM T. SCHLEYER
	Name:	William T. Schleyer
	Title:	Chief Executive Officer